AMENDMENT NO. 1

TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Amended and Restated Credit Agreement (this “Amendment”) is made as of October 30, 2006, by and among the following:

(i)

GIBRALTAR INDUSTRIES, INC., a Delaware corporation (“GII”);

(ii)

GIBRALTAR STEEL CORPORATION OF NEW YORK, a New York corporation (together with GII, collectively, the “Borrowers” and, individually, “Borrower”);

(iii)

the Lenders (as defined in the Credit Agreement referred to below); and

(iv)

KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS:

A.

The Borrowers, the Administrative Agent and the Lenders are parties to the Amended and Restated Credit Agreement, dated as of December 8, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.

The Borrowers, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof in the manner and to the extent set forth herein.

C.

Each capitalized term used herein and not otherwise defined herein shall have the same meaning set forth in the Credit Agreement.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders agree as follows:

1.

Amendment to Permitted Acquisition Definition.  The definition of “Permitted Acquisition” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Acquisition” means any Acquisition as to which all of the following conditions are satisfied:

(i)

such Acquisition involves a line or lines of business that will not substantially change the general nature of the business in which the Borrowers and their Subsidiaries, considered as an entirety, are engaged on the Closing Date.

(ii)

no Default or Event of Default shall exist prior to or immediately after giving effect to such Acquisition;

(iii)

the Borrowers would, after giving effect to such Acquisition, on a  pro forma basis, be in compliance with the financial covenants set forth in Section 7.07;

(iv)

the Borrowers would, after giving effect to such Acquisition, on a pro forma basis, have Post-Acquisition Liquidity of no less than $50,000,000;

(v)

if (A) the Total Leverage Ratio as determined on a pro forma basis after giving effect to such Acquisition would be less than 3.50 to 1.00, the aggregate Consideration to be paid in connection with such Acquisition, together with the aggregate Consideration paid in connection with all other Permitted Acquisitions made within the same fiscal year as such Acquisition, shall not exceed $175,000,000, or (B) the Total Leverage Ratio as determined on a pro forma basis after giving effect to such Acquisition is greater than or equal to 3.50 to 1.00, the aggregate Consideration to be paid in connection with such Acquisition shall not exceed $75,000,000, and when together with the aggregate Consideration paid in connection with all other Permitted Acquisitions made within the same fiscal year as such Acquisition, shall not exceed $100,000,000; and

(vi)

at least five Business Days prior to the completion of such Acquisition, the Borrowers shall have delivered to the Administrative Agent and the Lenders (A) in the case of any Acquisition in which the aggregate Consideration to be paid is in excess of $25,000,000 (or in the case of any Acquisition in which the Consideration to be paid, together with the aggregate Consideration paid in connection with all other Permitted Acquisitions made during the same fiscal quarter as such Acquisition, is in excess of the aggregate amount of $25,000,000), a certificate of an Authorized Officer demonstrating, to the reasonable satisfaction of the Administrative Agent, the computation of the financial covenants referred to in Section 7.07 on a pro forma basis as of the most recently ended fiscal quarter, and (B) in the case of any Acquisition in which the aggregate Consideration is in excess of $25,000,000, (1) to the extent available to the Borrowers, historical financial statements relating to the business or Person to be acquired and (2) such other information as the Administrative Agent may reasonably request.

2.

Amendment to Permitted Foreign Subsidiary Loans and Investments Definition.  The definition of “Permitted Foreign Subsidiary Loans and Investments” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Foreign Subsidiary Loans and Investments” means:  (i) loans and investments by a Loan Party to or in a Foreign Subsidiary made on or after the Closing Date in the ordinary course of business, so long as the aggregate amount of all such loans and investments by all Loan Parties does not, at any time, exceed $100,000,000; and (ii) loans to a Foreign Subsidiary by any Person (other than the Borrowers or any of their respective Subsidiaries), and any guaranty of such loans by a Loan Party, so long as the aggregate principal amount of all such loans does not at any time exceed $25,000,000.

3.

Conditions Precedent.  The amendments set forth above shall become effective upon the satisfaction of the following conditions precedent:

(a)

this Amendment has been executed by each Borrower, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and

(b)

each Subsidiary Guarantor has executed and delivered to the Administrative Agent the Subsidiary Guarantor Acknowledgment and Agreement attached hereto.

4.

Representations and Warranties.  Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) such Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officials executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational documents of such Borrower or any law applicable to such Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and (e) this Amendment constitutes a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms.

5.

Credit Agreement Unaffected.  Each reference that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby.  Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

6.

Waiver.  Each Borrower hereby waives and releases, to the fullest extent permitted by applicable law, the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7.

Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.

Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.

(a)

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  TO THE FULLEST EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT.  Any legal action or proceeding with respect to this Amendment may be brought in the Supreme Court of the State of New York sitting in New York County or in the United States District Court of the Southern District of New York, and, by execution and delivery of this Amendment, each Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

(b)

Each Borrower hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Amendment brought in the courts referred to in Section 8(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c)

EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

(Signature pages follow.)

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

GIBRALTAR INDUSTRIES, INC. By: /s/ David W. Kay______________________ Name: David W. Kay Title: Executive Vice President, Chief Financial Officer and Treasurer
GIBRALTAR STEEL CORPORATION OF NEW YORK By: /s/ David W. Kay______________________ Name: David W. Kay Title: Executive Vice President, Chief Financial Officer and Treasurer
KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender By:/s/ Mark F. Washowiak_________________ Name: Mark F. Washowiak Title: Vice President

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

Bank of America, N.A.____________________

By:/s/ Mary Louise Grzeskowiak____________

Name: Mary Louise Grzeskowiak

Title:  Vice President

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

JP Morgan Chase Bank, N.A._______________

By:/s/ Karen L. Mikols____________

Name: Karen L. Mikols

Title:  Assistant Vice President

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

M & T Bank____________________________

By:/s/ Johnathan Z. Falk___________________

Name: Johnathan Z. Falk

Title:  Vice President

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

FirstMerit Bank, N.A._____________________

By:/s/ Robert G. Morlan___________________

Name: Robert G. Morlan

Title:  Senior Vice President

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

Comerica Bank__________________________

By:/s/ Sarah R. West______________________

Name: Sarah R. West

Title:  Assistant Vice President

 Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

MSIM Peconic Bay, Ltd.__________________

By:  Morgan Stanly Investment Management, Inc.

        as Interim Collateral Manager

By:/s/ Kevin Egan___________________

Name: Kevin Egan

Title:  Executive Director

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

MSIM Croto, Ltd.___________________

By:  Morgan Stanly Investment Management, Inc.

        as Collateral Manager

By:/s/ Kevin Egan___________________

Name: Kevin Egan

Title:  Executive Director

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

Qualcomm Global Trading, Inc.________

By:  Morgan Stanly Investment Management, Inc.

        as Investment Manager

By:/s/ Kevin Egan___________________

Name: Kevin Egan

Title:  Executive Director

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

Morgan Stanley Price Income Trust

By:/s/ Kevin Egan___________________

Name: Kevin Egan

Title:  Executive Director

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

HSBC Bank USA, N.A.______________

By:/s/ John C. Wright___________________

Name: John C. Wright

Title:  Vice President

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

Harris N.A.___________________________

By:/s/ Thad D. Rasche___________________

Name: Thad D. Rasche

Title:  Director

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

National City Bank_____________________

By:/s/ Susan J. Dimmick_________________

Name: Susan J. Dimmick

Title:  Vice President

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

Van Kampen__________________________

Senior Loan Fund

By:  Van Kampen Asset Management

By:/s/ M. Jack Pace_____________________

Name: M. Jack Pace

Title:  Vice President

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

Van Kampen__________________________

Senior Income Trust

By:  Van Kampen Asset Management

By:/s/ M. Jack Pace_____________________

Name: M. Jack Pace

Title:  Vice President

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

Apidos CDOI_________________________

By:  its Investment Advisor Apidos

Capital Management, LLC

By:_________________________________

Name:

Title:

Signature Page to

Amendment No. 1 to Amended and Restated Credit Agreement
among Gibraltar Industries, Inc. and Gibraltar Steel Corporation of New York, as Borrowers,

KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:

Apidos CDOII_________________________

By:  its Investment Advisor Apidos

Capital Management, LLC

By:_________________________________

Name:

Title:

SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned (collectively, the “Subsidiary Guarantors” and, individually, “Subsidiary Guarantor”) consents and agrees to and acknowledges the terms of the foregoing Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 30, 2006 (the “Amendment”).  Each Subsidiary Guarantor specifically acknowledges the terms of and consents to the amendments set forth in the Amendment.  Each Subsidiary Guarantor further agrees that its obligations pursuant to the Subsidiary Guaranty shall remain in full force and effect and be unaffected hereby.

Each Subsidiary Guarantor hereby waives and releases, to the fullest extent permitted by applicable law, the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, offsets, defenses, and counterclaims of which any of the Subsidiary Guarantors is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND AGREEMENT OR THE AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH SUBSIDIARY GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

(Signature page follows.)

IN WITNESS WHEREOF, this Subsidiary Guarantor Acknowledgment and Agreement has been duly executed and delivered as of the date of the Amendment.

AIR VENT INC., as a Guarantor

ALABAMA METAL INDUSTRIES
       CORPORATION, as a Guarantor

APPLETON SUPPLY CO., INC., as a Guarantor

3073819 NOVA SCOTIA COMPANY (formerly

B&W Heat Treating Corp.), as a Guarantor

FORMER HEAT TREAT LIQUIDATING

CORP. (formerly B&W of Michigan, Inc.),

as a Guarantor

FORMER LEASING LIQUIDATING, LLC

(formerly B&W Leasing, LLC), as a

Guarantor

BC LIQUIDATING CORP. (formerly Brazing

Concepts Company), as a Guarantor

GIBRALTAR OF NEVADA, INC. (formerly

Carolina Commercial Heat Treating, Inc.), as

a Guarantor

CLEVELAND PICKLING, INC., as a Guarantor

CONSTRUCTION METALS INC., as a Guarantor

DIAMOND PERFORATED METALS, INC., as a
      Guarantor

GATOR GRATE, INC., as a Guarantor

GIBRALTAR INTERNATIONAL, INC., as a
       Guarantor

GIBRALTAR STRIP STEEL, INC., as a Guarantor

GSCNY CORP., as a Guarantor

GIBRALTAR OF MICHIGAN, INC. (formerly

Harbor Metal Treating Co.), as a

Guarantor

GIBRALTAR OF INDIANA, INC. (formerly

Harbor

Metal Treating of Indiana, Inc.), as

a Guarantor

HT LIQUIDATING CORP. (formerly Hi-Temp

Heat Treating, Inc.), as a Guarantor

INTERNATIONAL GRATING, INC., as a
       Guarantor

K & W METAL FABRICATORS, INC., as a
       Guarantor

GIBRALTAR OF PENNSYLVANIA, INC.

(formerly Pennsylvania Industrial Heat

Treaters, Inc.), as a Guarantor

By:

/s/ David W. Kay______________

Name:  David W. Kay

Title:    Executive Vice President, Chief

             Financial Officer and Treasurer

SCM METAL PRODUCTS, INC., as a Guarantor

SEA SAFE, INC., as a Guarantor

SOLAR GROUP, INC., as a Guarantor

SOLAR OF MICHIGAN, INC., as a Guarantor

SOUTHEASTERN METALS

MANUFACTURING COMPANY, INC.,

as a Guarantor

UNITED STEEL PRODUCTS COMPANY, INC.,

as a Guarantor

WM. R. HUBBELL STEEL CORPORATION, as a
       Guarantor

By:

/s/ David W. Kay

_____

Name:  David W. Kay

Title:    Executive Vice President, Chief

             Financial Officer and Treasurer